Equity Incentive Plan	9 Months Ended
Sep. 30, 2021
Equity Incentive Plan
7. Equity Incentive Plan

7. Equity Incentive Plan

Under the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), the Company may grant options to purchase common stock, restricted stock awards, performance stock awards, incentive bonus awards, other cash-based awards or directly issue shares of common stock to employees, directors, and consultants of the Company. The 2021 Plan provides for the issuance of up to 1,648,213 shares, all of which may, but need not, be issued in respect of Incentive Stock Options. Options may be granted at an exercise price per share of not less than 100% of the fair market value at the date of grant. Stock awards granted are exercisable over a maximum term of 10 years from the date of grant and generally vest over a period of four years for employees and one year for directors of the Company’s board and consultants.

As of September 30, 2021, there remain an additional 1,125,014 shares reserved for issuance under the 2021 Plan.

Stock Award Activity

A summary of the Company’s Equity Plans stock option activity is as follows:

	Number of Options Outstanding	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term (in Years)
Balance at December 31, 2020	-	$-	-
Options granted	523,199	5.84	9.0
Options exercised	-	-	-
Options cancelled	-	-	-
Balance at September 30, 2021	523,199	$5.84	9.0

Options exercisable at September 30, 2021	233,686	$5.80	9.3

The aggregate intrinsic value of options exercisable as of September 30, 2021 is calculated as the difference between the exercise price of the underlying options and the closing market price of the Company’s common stock on that date, which was $4.49 per share. The intrinsic value of options outstanding and exercisable as of September 30, 2021 was zero due to the underlying options exercise price above market value.

Fair Value Measurement

The Company uses the Black-Scholes option valuation model, which requires the use of highly subjective assumptions, to determine the fair value of stock-based awards. The fair value of each employee stock option is estimated on the grant date under the fair value method using the Black-Scholes model. The estimated fair value of each stock option is then expensed over the requisite service period, which is generally the vesting period. The assumptions and estimates that the Company uses in the Black-Scholes model are as follows:

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Fair Value of Common Stock. The estimated fair value of the common stock underlying the Company’s stock option plan was determined by management by considering various factors as discussed below. All options to purchase shares of the Company’s common stock are intended to be exercisable at a price per share not less than the per-share fair value of the Company’s common stock underlying those options on the date of grant. In the absence of a public trading market for the Company’s common stock, before the initial public offering, on each grant date, the Company developed an estimate of the fair value of its common stock based on the information known to the Company on the date of grant, upon a review of any recent events and their potential impact on the estimated fair value per share of the common stock and in part on input from an independent third-party valuation firm. After the Company’s initial public offering, the fair value of common stock is measured as the Company’s closing price of common stock on the date of grant.

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Risk-Free Interest Rate. The Company bases the risk-free interest rate used in the Black-Scholes valuation model on the implied yield available on U.S. Treasury zero-coupon issues with a term equivalent to that of the expected term of the options.

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Expected Term. The expected term represents the period that the Company’s stock-based awards are expected to be outstanding. Because of the limitations on the sale or transfer of the Company’s common stock as a privately held company, the Company does not believe its historical exercise pattern is indicative of the pattern it will experience as a publicly traded company. The Company plans to continue to use the SAB 110 simplified method until it has sufficient trading history as a publicly traded company.

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Volatility. The Company determines the price volatility based on the historical volatilities of industry peers as it has limited trading history for its common stock price. Industry peers consist of several public companies in the biotechnology industry with comparable characteristics, including clinical trials progress and therapeutic indications.

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Dividend Yield. The expected dividend assumption is based on the Company’s current expectations about its anticipated dividend policy. To date, the Company has not declared any dividends to common shareholders, and therefore the Company has used an expected dividend yield of zero.

The following table presents the weighted-average assumptions used for the stock option grants for the three and nine months ended September 30, 2021:

	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2021
Grant date fair value	$4.54	$4.87
Risk-free interest rate	0.98%	0.92%
Dividend yield	0.00%	0.00%
Expected life in years	5.8	5.7
Expected volatility	125%	122%

Stock-based Compensation Expense

In general, stock-based compensation is allocated to research and development expense or general and administrative expense according to the classification of cash compensation paid to the employee, director, or consultant to whom the stock award was granted.

On March 24, 2021, in connection with the conversion from an LLC to a C-Corporation, the Company converted 277,448 of Class B Common Units profits interests, for which no consideration had been received, into 277,448 options to purchase common stock at an exercise price of $5.74 to $6.314 per share. The fair value of common stock prior to IPO was determined in part based upon input from an independent third-party valuation firm. The Company considered the conversion of these Class B Common Units profits interests as a modification under ASC 718, Stock Compensation, in which the fair value of the Class B Common Units profits interests was measured at the modification date and compared to the fair value of the common stock options, with the difference of $1,339,993 resulting in incremental stock-based compensation expense recorded in the first quarter of 2021.

The following table summarizes the total stock-based compensation expense included in the Company’s statements of operations for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Research and development	$30,075	$-	$310,046	$-
General and administrative	112,580	-	1,106,645	-
	$142,655	$-	$1,416,691	$-

As of September 30, 2021, total unrecognized compensation cost related to stock options was approximately $1.4 million and the weighted average period over which this cost is expected to be recognized is 2.9 years.